Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 USC. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rajiv Bansal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Infosys Limited for the year ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Infosys Limited.

/s/ RAJIV BANSAL

Date: May 13, 2013	Rajiv Bansal Chief Financial Officer